Exhibit 99.2

BRE Properties, Inc.

First Quarter 2008

Earnings Release and

Supplemental Financial Data

Belcarra: community under development. Initial unit

deliveries expected Q3 ‘09

296 units

Bellevue, WA

BRE Properties, Inc.	Phone:	415.445.6530
525 Market Street, 4th Floor	Fax:	415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

Investor contact: Edward F. Lange, Jr.

EVP and Chief Operating Officer

415.445.6559

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

First Quarter 2008

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

First Quarter 2008

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended March 31,
OPERATING INFORMATION	2008	2007
Total revenues (1)	$86,565	$79,680
Net income available to common shareholders	$14,206	$11,914
Per diluted share	$0.28	$0.23
Funds from Operations (2)	$35,707	$32,156
FFO per diluted share	$0.68	$0.61
Dividends per share	$0.5625	$0.5375
Adjusted EBITDA (2)	$59,860	$56,495
Common dividends	$28,878	$27,402
Preferred dividends	$2,953	$4,468
Interest expense, including interest from discontinued operations	$21,496	$20,020
Interest coverage ratio (3)	2.8	2.8
Fixed charge coverage ratio (3)	2.4	2.3
Same-store revenue increase/decrease	4.6%	6.0%
Same-store expense increase/decrease	5.6%	-0.8%
Same-store NOI increase/decrease	4.2%	9.1%
Same-Store Operating margins	70.8%	71.1%

CAPITALIZATION DATA	3/31/08	3/31/07
Net real estate investments	$2,910,758	$2,799,823
Total assets, gross	$3,438,092	$3,342,167
Total debt	$1,967,300	$1,853,226
Minority interest	$30,980	$31,994
Preferred stock (at liquidation preference)	$175,000	$250,000
Total shareholders’ equity	$910,258	$968,597
Common shares and units outstanding	51,852	51,576
Share price, end of period	$45.56	$63.15
Total market capitalization	$4,504,677	$5,360,250
Total book capitalization	$2,908,538	$2,853,817
Debt to total market capitalization	44%	35%
Debt to total book capitalization	68%	65%
Debt to total assets, gross	57%	55%
Secured debt to total assets	5%	9%

COMMUNITY INFORMATION	3/31/08	3/31/07
Operating communities:
Wholly or Majority Owned Communities	80	81
Wholly or Majority Owned Units	22,680	22,681
Unconsolidated Joint Venture Communities	13	9
Unconsolidated Joint Venture Units	4,080	2,672
Communities under development:
Communities	7	11
Units	2,253	3,089

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.

(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.

(3)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

First Quarter 2008

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	March 31, 2008	December 31, 2007
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,841,107	$2,823,279
Construction in progress	219,578	297,939
Less: accumulated depreciation	(455,282)	(458,474)

	2,605,403	2,662,744

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	62,354	62,966
Real estate held for sale, net	112,337	30,548
Land under development	130,664	125,382

Total real estate portfolio	2,910,758	2,881,640
Cash	8,493	6,952
Other assets	63,559	65,068

TOTAL ASSETS	$2,982,810	$2,953,660

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,540,000	$1,540,000
Unsecured line of credit	265,000	205,000
Mortgage loans	162,300	174,082
Accounts payable and accrued expenses	74,272	80,406

Total liabilities	2,041,572	1,999,488

Minority interests	30,980	30,980

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at March 31, 2008 and December 31, 2007	70	70
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 51,007,395 and 50,968,448 at March 31, 2008 and December 31, 2007, respectively.	510	510
Additional paid-in capital	909,678	922,612

Total shareholders’ equity	910,258	923,192

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,982,810	$2,953,660

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended March 31, 2008 and 2007

(Unaudited, dollar and share amounts in thousands)

REVENUE	Three months ended 3/31/08	Three months ended 3/31/07
Rental income	$83,181	$76,371
Ancillary income	3,384	3,309

Total revenue	86,565	79,680

EXPENSES
Real estate expenses	26,099	23,909
Depreciation	20,116	18,213
Interest expense	21,461	19,772
General and administrative	4,655	4,816
Total expenses	72,331	66,710
Other income	594	1,167

Income before minority interests, partnership income and discontinued operations	14,828	14,137
Minority interests	(580)	(579)
Partnership income	631	443

Income from continuing operations	14,879	14,001
Discontinued operations:
Discontinued operations, net (1)	2,280	2,381
Net gain on sales	—	—

Total discontinued operations	2,280	2,381
NET INCOME	$17,159	$16,382
Dividends attributable to preferred stock	2,953	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$14,206	$11,914

Net income per common share - basic	$0.28	$0.24

Net income per common share - assuming dilution	$0.28	$0.23

Weighted average shares outstanding - basic (2)	50,985	50,620

Weighted average shares outstanding - assuming dilution (2)	51,580	51,860

(1)

Details of net earnings from discontinued operations. For 2008, includes six operating properties held for sale as of March 31, 2008. For 2007, totals also include two properties sold in the third quarter of 2007 and two properties sold in the fourth quarter of 2007.

	Three months ended 3/31/08	Three months ended 3/31/07
Rental and ancillary income	$4,400	$6,313
Real estate expenses	(1,576)	(2,383)
Depreciation	(509)	(1,301)
Interest expense	(35)	(248)

Income from discontinued operations, net	$2,280	$2,381

(2)	See analysis of weighted average shares and ending shares at page 9.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

ASSETS	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,841,107	$2,823,279	$2,776,532	$2,702,810	$2,743,076
Construction in progress	219,578	297,939	307,534	327,256	287,402
Less: accumulated depreciation	(455,282)	(458,474)	(438,979)	(420,589)	(420,385)

	2,605,403	2,662,744	2,645,087	2,609,477	2,610,093
Equity interests in real estate joint ventures:
Investments in rental properties	62,354	62,966	63,336	44,747	39,202
Real estate held for sale	112,337	30,548	49,024	79,883	—
Land under development	130,664	125,382	121,095	118,196	150,528

Total real estate portfolio	2,910,758	2,881,640	2,878,542	2,852,303	2,799,823
Cash	8,493	6,952	2,695	11,937	59,536
Other assets	63,559	65,068	68,195	59,912	62,423

TOTAL ASSETS	$2,982,810	$2,953,660	$2,949,432	2,924,152	$2,921,782

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,540,000	$1,540,000	$1,540,000	$1,540,000	$1,590,000
Unsecured line of credit	265,000	205,000	212,000	129,000	—
Secured line of credit	—	—	—	—	75,000
Mortgage loans	162,300	174,082	174,779	175,459	188,226
Accounts payable and accrued expenses	74,272	80,406	78,364	89,603	67,965

Total liabilities	2,041,572	1,999,488	2,005,143	1,934,062	1,921,191

Minority interests	30,980	30,980	30,981	31,473	31,994

Shareholders’ equity:
Preferred stock	70	70	70	100	100
Common stock	510	510	508	507	507
Additional paid-in capital	909,678	922,612	912,730	958,010	967,990

Total shareholders’ equity	910,258	923,192	913,308	958,617	968,597

TOTAL LIABILITIES AND EQUITY	$2,982,810	$2,953,660	$2,949,432	$2,924,152	$2,921,782

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

REVENUE	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June. 30, 2007	Mar. 31, 2007
Rental income	$83,181	$81,980	$80,558	$78,320	$76,371
Ancillary income	3,384	3,267	3,548	3,500	3,309

Total revenue	86,565	85,247	84,106	81,820	79,680

EXPENSES
Real estate expenses	$26,099	$24,804	$25,552	$24,111	$23,909
Depreciation	20,116	20,492	18,680	18,611	18,213
Interest expense	21,461	21,578	20,334	20,324	19,772
General and administrative	4,655	4,716	3,973	4,737	4,816

Total expenses	72,331	71,590	68,539	67,783	66,710
Other income	594	756	840	3,024	1,167
Income before minority interests, partnership income and discontinued operations	14,828	14,413	16,407	17,061	14,137
Minority interests	(580)	(560)	(570)	(570)	(579)
Partnership income	631	652	529	508	443

Income from continuing operations	14,879	14,505	16,366	16,999	14,001
Discontinued operations:
Discontinued operations, net (1)	2,280	2,447	2,810	2,615	2,381
Net gain on sales	—	16,708	39,249	—	—

Total discontinued operations	2,280	19,155	42,059	2,615	2,381

NET INCOME	$17,159	$33,660	$58,425	$19,614	$16,382
Redemption related preferred stock issuance cost	—	—	2,768	—	—
Dividends attributable to preferred stock	2,953	2,953	4,232	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$14,206	$30,707	$51,425	$15,146	$11,914

Net income per common share - basic	$0.28	$0.60	$1.01	$0.30	$0.24

Net income per common share - diluted	$0.28	$0.59	$0.99	$0.29	$0.23

Weighted average shares outstanding - basic	50,985	50,880	50,745	50,705	50,620

Weighted average shares outstanding - assuming dilution	51,580	51,705	51,760	51,840	51,860

(1) Details of earnings from discontinued operations, net:

	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007
Rental and ancillary income	$4,400	$5,166	$5,820	$6,489	$6,313
Real estate expenses	(1,576)	(1,854)	(2,101)	(2,502)	(2,383)
Depreciation	(509)	(761)	(763)	(1,127)	(1,301)
Interest expense	(35)	(104)	(146)	(245)	(248)

Income from discontinued operations, net	$2,280	$2,447	$2,810	$2,615	$2,381

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$14,206	$30,707	$51,425	$15,146	$11,914
Add back/ exclude:
Depreciation from continuing operations	20,116	20,492	18,680	18,611	18,213
Depreciation from discontinued operations	509	761	763	1,127	1,301
Minority interests	580	560	570	570	579
Depreciation from unconsolidated entities	402	409	350	272	254
Net (gain) on sales	—	(16,708)	(39,249)	—	—
Less: Minority interests not convertible into common shares	(106)	(106)	(106)	(105)	(105)

FUNDS FROM OPERATIONS (1)	$35,707	$36,115	$32,433	$35,621	$32,156

Nonroutine income items (2)	—	—	—	$1,900	—

Redemption related preferred stock issuance cost (3)	—	—	2,768	—	—

Weighted average shares and equivalents outstanding - assuming dilution	52,425	52,550	52,615	52,720	52,770
PER SHARE INFORMATION - ASSUMING DILUTION:
Funds from operations	$0.68	$0.69	$0.62	$0.68	$0.61
Non-routine income items (2)	$0.00	$0.00	$0.00	$0.04	$0.00
Redemption related preferred stock issuance cost (3)	$0.00	$0.00	$0.05	$0.00	$0.00

(1)

Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

(2)	For the quarter ended June 30, 2007, non routine income items include litigation settlement proceeds of $1,900,000.

(3)	Represents preferred stock issuance costs related to the redemption of 8.08% Series B Cumulative Redeemable Preferred Stock during the quarter ended September 30, 2007.

CAPITAL EXPENDITURES	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007
Capital expenditures (4)	$1,781	$5,477	$4,019	$5,956	$1,347

Average apartment units in period	22,250	22,188	22,240	22,681	22,720
Capital expenditures per apartment unit in period	$80	$247	$181	$263	$59
Capital expenditures per apartment unit-trailing four quarters	$771	$750	$691	$691	$621
Revenue enhancing rehabilitation costs	$3,796	$5,998	$7,066	$8,758	$7,319

(4)

Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS	Mar. 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007
Revenues from continuing operations	$86,565	$85,247	$84,106	$81,820	$79,680
Revenues from discontinued operations	4,400	5,166	5,820	6,489	6,313

Total Revenues	$90,965	$90,413	$89,926	$88,309	$85,993
Real estate expenses-continuing operations	$26,099	$24,804	$25,552	$24,111	$23,909
Real estate expenses-discontinued operations	1,576	1,854	2,101	2,502	2,383

Total Real Estate Expenses	$27,675	$26,658	$27,653	$26,613	$26,292
Partnership and other income	$1,225	$1,408	$1,369	$3,532	$1,610

Total Net Operating Income	$64,515	$65,163	$63,642	$65,228	$61,311

Depreciation from continuing operations	$20,116	$20,492	$18,680	$18,611	$18,213
Depreciation from discontinued operations	509	761	763	1,127	1,301

Total Depreciation	$20,625	$21,253	$19,443	$19,738	$19,514
Interest from continuing operations	$21,461	$21,578	$20,334	$20,324	$19,772
Interest from dicontinues operations	35	104	146	245	248

Total Interest	$21,496	$21,682	$20,480	$20,569	$20,020

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended March 31, 2008 and 2007

(Dollar amounts in thousands)

		Revenues			Expenses
California	No. of Units	Q1 2008	Q1 2007	% Change	Q1 2008	Q1 2007	% Change
San Diego	3,712	$16,247	$15,310	6.1%	$4,336	$4,119	5.3%
Inland Empire	3,285	11,854	11,580	2.4%	3,597	3,266	10.1%
Orange County	2,545	11,343	11,045	2.7%	3,317	3,175	4.5%
Los Angeles	2,075	10,063	9,621	4.6%	3,095	2,893	7.0%
San Francisco	2,475	12,183	11,625	4.8%	3,146	2,989	5.3%
Sacramento	1,152	3,651	3,621	0.8%	1,285	1,187	8.3%

Subtotal; California	15,244	$65,341	$62,802	4.0%	$18,776	$17,629	6.5%

Pacific Northwest
Seattle	3,211	11,917	10,913	9.2%	3,553	3,495	1.7%

Mountain/Desert Markets
Phoenix	902	2,440	2,456	-0.7%	953	917	3.9%

Total Same-Store (1)	19,357	$79,698	$76,171	4.6%	$23,282	$22,041	5.6%

			Net Operating Income
California	No. of Communities	No. of Units	Q1 2008	Q1 2007	% Change	% of Total
San Diego	12	3,712	$11,911	$11,191	6.4%	21.1%
Inland Empire	12	3,285	8,257	8,314	-0.7%	14.6%
Orange County	8	2,545	8,026	7,870	2.0%	14.2%
Los Angeles	10	2,075	6,968	6,728	3.6%	12.4%
San Francisco	8	2,475	9,037	8,636	4.6%	16.0%
Sacramento	4	1,152	2,366	2,434	-2.8%	4.2%

Subtotal; California	54	15,244	$46,565	$45,173	3.1%	82.5%

Pacific Northwest
Seattle	12	3,211	8,364	7,418	12.8%	14.8%

Mountain/Desert Markets
Phoenix	2	902	1,487	1,539	-3.4%	2.6%

Total Same-Store (1)	68	19,357	$56,416	$54,130	4.2%	100.0%

			Net Operating Income
“Non Same-Store” Summary	No. of Communities	No. of units	Q1 2008	Q1 2007
Development properties (2)	4	1,140	1,948	194
Rehabilitation properties (3)	2	699	2,108	1,202
Discontinued operations (4)	10	2,357	2,824	3,930
Joint venture income (5)	13	4,080	631	443
Commercial and Other (6)	n/a	n/a	(6)	245
Other income	n/a	n/a	594	1,167

Total Non Same-Store	29	8,276	$8,099	$7,181

Less Properties Sold 2007	(4)	(873)
Total All Units / NOI	93	26,760	$64,515	$61,311

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting January 1, 2007

(2)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization.

(3)	Consists of NOI from two properties which are under rehabilitation and stabilization.

(4)	Includes results from six properties classified as held for sale as of March 31, 2008 and four properties sold in 2007.

(5)	Consists of our percentage of net income derived from joint venture investments in rental properties.

(6)

Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended March 31, 2008, other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of March 31, 2008 and 2007

	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
California		Q1’08	Q1’07	% Change	Q1’08	Q1’07	2008	2007
San Diego	3,712	$1,543	$1,490	3.6%	95.5%	92.1%	61%	67%
Inland Empire	3,285	1,299	1,299	0.0%	92.7%	91.7%	55%	57%
Orange County	2,545	1,574	1,523	3.4%	94.4%	94.5%	50%	53%
Los Angeles	2,075	1,788	1,709	4.6%	93.6%	94.1%	58%	61%
San Francisco	2,475	1,809	1,659	9.0%	95.1%	95.3%	50%	48%
Sacramento	1,152	1,117	1,133	-1.5%	93.2%	91.5%	60%	58%

Subtotal; California	15,244	$1,540	$1,485	3.7%	94.2%	93.1%	56%	58%

Pacific Northwest
Seattle	3,211	1,305	1,203	8.5%	95.1%	94.6%	49%	52%

Mountain/Desert Markets
Phoenix	902	980	1,003	-2.3%	91.6%	91.5%	48%	55%

Total/Average Same Store (4)	19,357	$1,475	$1,415	4.2%	94.3%	93.3%	54%	57%

(1)	Represents, by region, weighted average market level rents for the period.

(2)	Represents average physical occupancy for the quarter.

(3)	Represents the annualized number of units turned over for the twelve month period, divided by the number of units in the region.

(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting January 1, 2007

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation, and Joint Venture Communities - Q108 (5)

	Number of Units
California	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/ Unit	Average Occupancy
L.A./ Orange Co.	—	916	—	—	—	916	$2,402	63.7%
San Diego	—	—	246	—	—	246	1,608	92.1%
San Francisco	—	224	453	560	—	1,237	1,515	90.2%
Sacramento	—	—	—	644	236	880	1,097	94.9%

Pacific Northwest
Seattle	—	—	—	280	—	280	938	95.6%

Mountain/Desert Markets
Phoenix	—	—	—	—	1,248	1,248	900	93.3%
Denver	—	—	—	—	2,596	2,596	935	90.4%

Total/Average Non-Same Store	—	1,140	699	1,484	4,080	7,403	$1,249	88.3%
Total/Average Portfolio						26,760	$1,412	92.6%

(5)	Consists of communities acquired and development properties delivered or stabilized after January 1, 2007, one community currently under rehabilitation and thirteen joint venture communities.

BRE Properties, Inc.

Debt Structure and Share Analysis as of March 31, 2008

(Dollar and share amounts in thousands)

				For the three months ended March 31, 2008
FIXED RATE	Balance Outstanding March 31, 2008		Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
Unsecured (1)	$1,540,000		5.06 years	5.58%	78.3%	44.8%
Secured	162,300		3.89 years	6.23%	8.2%	4.7%
Total fixed rate debt	$1,702,300		4.95 years	5.64%	86.5%	49.5%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	265,000		4.5 years	5.39%	13.5%	7.7%
Total variable rate debt	$265,000		4.5 years	5.39%	13.5%	7.7%

TOTAL DEBT	$1,967,300		4.91 years	5.61%	100.0%	57.1%
Ratio of debt to total market capitalization	44%
Interest expense coverage - YTD ‘08 (3)	2.8	x
Fixed charge coverage - YTD ‘08 (3)	2.4	x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2008	—	10,670	10,670
2009	200,000	19,340	219,340
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012 (4)	725,000	66,645	791,645
Thereafter	480,000	30,113	510,113

Total	$1,805,000	$162,166	$1,967,166

SENIOR UNSECURED DEBT RATINGS

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST

	Qtr. Ended 3/31/2008	Qtr. Ended 3/31/2007
Interest capitalized	$5,624	$5,823

SUMMARY OF COMMON SHARES

	Qtr. Ended 3/31/2008	Qtr. Ended 3/31/2007
Weighted average shares outstanding (5)	50,985	50,620
Weighted average OP units	845	910
Dilutive effect of stock awards	595	1,240

Diluted shares - FFO (6)	52,425	52,770
Less: Anti-dilutive OP Units (7)	(845)	(910)

Diluted shares - EPS(8)	51,580	51,860

Ending	As of 3/31/2008	As of 3/31/2007
Shares outstanding at end of period	51,007	50,693
OP units at end of period	845	883
Dilutive effect of stock awards	594	1,240

Total	52,446	52,816

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 3/31/2008	Qtr. Ended 3/31/2007
8.08% Series B, $25 per share liquidation pref.	—	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	7,000	10,000

(1)	Includes $460 million in convertible senior notes.

(2)	At March 31, 2007 we had a revolving Line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.

(3)	Represents interest expense and preferred stock dividend payment coverage for the three months ended March 31, 2007.

(4)	Includes the scheduled maturity of our secured line of credit. At March 31 2008, the outstanding balance was $265 million.

(5)	Represents denominator for shares in the calculation of basic earnings per share.

(6)	Represents denominator for shares in the calculation of diluted FFO per share.

(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

March 31, 2008

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost (2)	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (3)
5600 Wilshire
Los Angeles, CA	284	$109.1	$134.2	$25.1	Podium	4Q/2008	1Q/2009
Park Viridian (4)
Anaheim, CA	320	51.2	89.2	38.0	Podium	1Q/2009	4Q/2009
Taylor 28 Apartments
Seattle, WA	197	26.6	59.8	33.2	Podium	1Q/2009	2Q/2009
Belcarra Apartments
Bellevue, WA	296	32.7	83.7	51.0	Podium	3Q/2009	1Q/2010

Total CIP	1,097	$219.6	$366.9	$147.3

LAND OWNED (5)	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type
Crossings
Santa Clara, CA	271	$18.6	$86.5	1H/2008	Podium
Wilshire La Brea
Los Angeles, CA	645	77.8	320.3	1H/2009	Mid rise
Pleasanton
Pleasanton, CA	240	12.1	72.1	2H/2009	Garden
Stadium Park II
Anaheim, CA	TBD	22.2	TBD	TBD	Wrap

Total Land Owned	1,156	$130.7	$478.9

Projected Average Composite Yield Upon Stabilization (6)		7.00%	for CIP and Land Owned

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (9)	Estimated Const. Start	Product Type
Riverside, CA	208	$2.1	$46.2	1H/2009	Garden
Pasadena II, CA	212	2.3	87.6	2H/2008	Podium
Mercer Island, WA	166	1.4	50.1	2H/2008	Podium
Walnut Creek, CA	361	3.1	126.0	1H/2009	Podium
Sunnyvale, CA	348	1.6	125.4	1H/2009	Wrap
San Jose, CA	300	0.6	116.1	2H/2010	Podium

Total	1,595	$11.1	$551.4

(1)	Reflects all recorded costs incurred as of March 31, 2008, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.”

(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.

(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.

(4)	Reflects name change of Stadium Park I.

(5)

Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress.

(6)	Stabilization defined as economic stabilization; community leased to a stabilized level of occupancy (93%-95%) and all leasing concessions eliminated.

(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.

(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

(9)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc.	Exhibit A

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

California	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
San Diego	0.6%	0.8%	2.7%	1.8%	-1.2%
Inland Empire	1.4%	-1.2%	-0.4%	2.5%	-0.9%
Orange County	1.5%	-0.6%	0.2%	1.5%	0.1%
Los Angeles	-0.3%	-0.5%	1.3%	3.8%	0.5%
San Francisco	0.3%	1.7%	3.0%	0.3%	3.9%
Sacramento	-0.5%	-1.4%	2.0%	0.7%	-0.8%

Subtotal; California	0.6%	0.1%	1.7%	1.7%	0.5%

Pacific Northwest
Seattle	2.8%	0.1%	2.2%	3.8%	3.4%

Mountain/Desert Markets
Phoenix	-0.3%	-3.5%	-0.2%	3.4%	-0.8%

Total Same Store	0.9%	0.0%	1.7%	2.1%	0.7%

EXPENSES (1)

California	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
San Diego	-7.8%	10.3%	-0.1%	3.6%	4.0%
Inland Empire	7.4%	-3.4%	7.0%	8.7%	-0.5%
Orange County	-0.9%	4.4%	3.4%	-2.3%	2.4%
Los Angeles	18.7%	-14.0%	3.5%	1.5%	2.0%
San Francisco	7.0%	-7.9%	8.7%	-0.3%	8.7%
Sacramento	8.8%	0.6%	2.0%	0.4%	3.8%

Subtotal; California	3.6%	-0.9%	4.0%	1.8%	3.6%

Pacific Northwest
Seattle	1.0%	0.7%	-3.5%	3.6%	6.9%

Mountain/Desert Markets
Phoenix	22.0%	-26.2%	13.8%	1.3%	15.2%

Total Same Store	3.8%	-1.8%	3.2%	2.0%	4.8%

NET OPERATING INCOME

California	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
San Diego	4.0%	-2.6%	3.8%	1.2%	-3.0%
Inland Empire	-1.0%	-0.3%	-3.4%	0.1%	-1.1%
Orange County	2.6%	-2.5%	-1.1%	3.1%	-0.8%
Los Angeles	-6.9%	5.0%	0.5%	4.8%	-0.1%
San Francisco	-1.9%	5.5%	0.8%	0.5%	2.3%
Sacramento	-5.0%	-2.3%	2.1%	0.8%	-3.0%

Subtotal; California	-0.5%	0.5%	0.7%	1.7%	-0.8%

Pacific Northwest
Seattle	3.7%	-0.2%	4.9%	3.9%	1.7%

Mountain/Desert Markets
Phoenix	-10.8%	12.7%	-8.2%	4.6%	-8.4%

Total Same Store	-0.2%	0.7%	1.0%	2.1%	-0.9%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B

Net Asset Value Calculation, Annualized Q1 2008

(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 5.15% (1)

	Calculation per Actual-Q1 ‘08	Adjustments		As Adjusted
Annualized revenues and expenses:
Current rental revenues	$332,724			$332,724
Partnership and ancillary revenues	16,060			16,060

Total real estate revenues	348,784	($11,066	)(3)	$337,718
Total real estate expenses	(104,396)	4,659	(3)	(99,737)

Annualized real estate net operating income	$244,388	($6,407)		$237,981
Real estate asset value	4,745,398			$4,620,990
Value of other assets:
Properties acquired @ 1.0x cost	—	—		—
Construction in progress @ 1.35x cost (2)	263,494	332,915	(3)	596,409
Land under development @1.20x cost	156,797	—		156,797
Market value of assets held for sale	207,011			207,011
Receivables and other assets, tangible	48,212			48,212
Other liabilities and nonconvertible minority interest	(82,379)			(82,379)

Total value of other assets	$593,135	$332,915		$926,050
Value of all assets:
Real estate asset value	$4,745,398			$4,620,990
Value of other assets	593,135			926,050

Total asset value	$5,338,533			$5,547,040
Debt and preferred equity:
Mortgage loans	$162,300			$162,300
Unsecured senior notes	1,540,000			1,540,000
Unsecured line of credit	265,000			265,000
Secured line of credit	—			—
Perpetual preferred stock	175,000			175,000

Total debt and preferred	$2,142,300			$2,142,300
Current equity value	$3,196,233			$3,404,740
Common shares outstanding	51,007			51,007
Operating partnership units	845			845
Dilution from stock based awards	594			594
Diluted shares/OP units outstanding	52,446			52,446

CURRENT NET ASSET VALUE PER SHARE	$60.94			$64.92

1 Market cap rates	1Q’07 Reporting	Current range
San Francisco	4.00% - 4.75%	4.00% - 5.00%
San Diego	4.75% - 5.25%	4.75% - 5.75%
Los Angeles	4.00% - 4.75%	4.25% - 5.50%
Orange County	4.00% - 4.75%	4.25% - 5.50%
Inland Empire	4.50% - 5.50%	5.25% - 6.25%
Sacramento	5.00% - 5.50%	5.50% - 6:25%
Seattle	4.50% - 5.50%	4.50% - 5.75%
Phoenix	4.75% - 5.50%	5.25% - 6.25%
Denver	4.75% - 5.50%	5.00% - 6.00%

Weighted average range	4.30% - 5.15%	4.60% - 5.70%
Weighted average mid point	4.75%	5.15%

NAV Sensitivity

Cap Rate	$NAV /Share
5.275%	$62.83
5.15%	$64.92
5.025%	$67.11

1	The NAV calculation uses a cap rate of 5.15%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.

2	Multiple derived by performing risk adjusted discounted cash flow analysis on the assets under construction. Analysis assumes a rising cap rate environment (25bps per year) and a discount rate of 8%.

3	Represents Renaissance at Uptown Orange in Orange, CA, Avenue 64 in Emeryville, CA and The Stuart at Sierra Madre Villa in Pasadena, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.35x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $6.4M.

BRE Properties, Inc.	Exhibit C

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 03/31/2008	Quarter Ended 03/31/2007
Net income available to common shareholders	$14,206	$11,914
Depreciation from continuing operations	20,116	18,213
Depreciation from discontinued operations	509	1,301
Minority interests	580	579
Depreciation from unconsolidated entities	402	254
Less: Minority interests not convertible to common	(106)	(105)

Funds from operations	$35,707	$32,156

Diluted shares outstanding - EPS (1)	51,580	51,860
Net income per common share - diluted	$0.28	$0.23

Diluted shares outstanding - FFO (1)	52,425	52,770
FFO per common share - diluted	$0.68	$0.61

(1)	See analysis of weighted average shares and ending shares at page 9.

BRE Properties, Inc.	Exhibit C, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 03/31/08	Quarter ended 03/31/07
Net income available to common shareholders	$14,206	$11,914
Interest, including discontinued operations	21,496	20,020
Depreciation, including discontinued operations	20,625	19,514

EBITDA	56,327	51,448
Minority interests	580	579
Dividends on preferred stock	2,953	4,468

Adjusted EBITDA	$59,860	$56,495

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 03/31/08	Quarter ended 03/31/07
Net income available to common shareholders	$14,206	$11,914
Interest, including discontinued operations	21,496	20,020
Depreciation, including discontinued operations	20,625	19,514
Minority interests	580	579
Dividends on preferred stock	2,953	4,468
General and administrative expense	4,655	4,816

NOI	$64,515	$61,311

Less Non Same-Store NOI	8,099	7,181

Same-Store NOI	$56,416	$54,130